UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2019

EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

001-38365		47-1178401
(Commission File Number)		(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY 10017

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 917-289-1117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 30, 2019, Eyenovia, Inc. (the “Company”) issued a press release announcing positive results in its Phase III trial, MIST-1, of the Company’s MicroStat program for pharmacologic mydriasis. The Company will host a conference call at 8:30 a.m. ET on January 30, 2019 to discuss the topline results of the MIST-1 trial. A copy of the press release and the slides that the Company will use in connection with the conference call are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release dated January 30, 2019.
99.2	MIST-1 topline results presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: January 30, 2019	By:	/s/ John Gandolfo
		Name:	John Gandolfo
		Title:	Chief Financial Officer